UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2013

ASTRONICS CORPORATION

(Exact name of registrant as specified in its charter)

New York	0-7087	16-0959303
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

130 Commerce Way East Aurora, New York		14052
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (716) 805-1599

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2013, Astronics Corporation held its 2013 Annual Meeting of Shareholders (“Annual Meeting”) for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders voted on the following:

1.	To elect the Board of Directors;

2.	To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the current fiscal year;

3.	The approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock, and

4.	The approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Class B Stock.

The final voting results on each of the matters submitted to a vote of shareholders at the Annual Meeting were as follows:

1)	The nominees to the Board of Directors were elected based on the following shares voted:

	For	Withheld
Raymond W. Boushie	27,803,335	3,604,136
Robert T. Brady	26,010,551	5,396,920
John B. Drenning	24,179,445	7,228,026
Peter J. Gundermann	26,371,091	5,036,380
Kevin T. Keane	23,444,978	7,962,493
Robert J. McKenna	24,987,436	6,420,035

2)	Ratification of Ernst & Young LLP as independent registered accounting firm for fiscal year 2013. A total of 37,290,041 votes were cast for the proposal, 1,085,344 votes were cast against it and 892,591 votes abstained. There were no broker non-votes. The affirmative votes constituted more than a majority of the votes represented at the meeting, the number needed to approve the proposal.

3)	Approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock. A total of 33,040,627 votes were cast for the proposal, 6,132,773 votes were cast against it and 92,675 votes abstained. There were 1,903 broker non-votes. The affirmative votes constituted more than a majority of the votes represented at the meeting, the number needed to approve the proposal.

4)	Approval of an amendment to our Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Class B Stock. A total of 27,777,039 votes were cast for the proposal, 11,442,906 votes were cast against it and 46,142 votes abstained. There were 1,891 broker non-votes. The affirmative votes constituted more than a majority of the votes represented at the meeting, the number needed to approve the proposal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astronics Corporation

Dated: May 14, 2013	By:	/s/ David C. Burney
	Name:	David C. Burney
Vice President and Chief Financial Officer